INVESCO GLOBAL HEALTH CARE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $   231
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class Y                              $    39
           Investor Class                       $   188

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $0.0126
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class Y                              $0.1031
           Investor Class                       $0.0126

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                               19,261
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                  380
           Class C                                2,169
           Class Y                                  653
           Investor Class                        15,506

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $ 47.08
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $ 37.50
           Class C                              $ 37.54
           Class Y                              $ 47.51
           Investor Class                       $ 47.09

INVESCO DEVELOPING MARKETS FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $12,047
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $     3
           Class C                           $    11
           Class Y                           $12,317
           Class R5                          $ 7,997
           Class R6                          $ 1,921

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2814
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0022
           Class C                           $0.0022
           Class Y                           $0.3662
           Class R5                          $0.4047
           Class R6                          $0.4183

74U.

       1   Number of shares outstanding (000's Omitted)
           Class A                            37,044
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               865
           Class C                             4,219
           Class Y                            43,180
           Class R5                           20,257
           Class R6                            5,299

74V.
       1   Net asset value per share (to nearest cent)
           Class A                           $ 33.77
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 32.72
           Class C                           $ 32.68
           Class Y                           $ 33.90
           Class R5                          $ 33.87
           Class R6                          $ 33.87

INVESCO ENDEAVOR FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $   103
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class Y                           $   236
           Class R5                          $   103
           Class R6                          $   361

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.0121
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class Y                           $0.0540
           Class R5                          $0.0693
           Class R6                          $0.0832

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             8,521
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               233
           Class C                             2,570
           Class R                             1,569
           Class Y                             3,139
           Class R5                            2,116
           Class R6                            4,300

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 22.57
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 20.82
           Class C                           $ 20.83
           Class R                           $ 22.08
           Class Y                           $ 22.91
           Class R5                          $ 23.32
           Class R6                          $ 23.35

INVESCO SELECT COMPANIES FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                               29,615
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                  384
          Class C                                7,687
          Class R                                2,821
          Class Y                               11,850
          Class R5                               2,503

74V.  1   Net asset value per share (to nearest cent)
          Class A                              $ 25.47
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                              $ 23.55
          Class C                              $ 23.53
          Class R                              $ 24.88
          Class Y                              $ 25.71
          Class R5                             $ 26.38

INVESCO CHINA FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $   847
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $    16
           Class C                           $    48
           Class Y                           $    60
           Class R5                          $     5

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2161
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0447
           Class C                           $0.0447
           Class Y                           $0.2692
           Class R5                          $0.2914

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             3,519
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               317
           Class C                               970
           Class Y                               209
           Class R5                               14

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 18.64
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 18.16
           Class C                           $ 18.13
           Class Y                           $ 18.66
           Class R5                          $ 18.67

INVESCO INTERNATIONAL TOTAL RETURN FUND                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $   342
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $     7
           Class C                           $    17
           Class Y                           $    43
           Class R5                          $     3
           Class R6                          $   137

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.1152
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.0319
           Class C                           $0.0318
           Class Y                           $0.1430
           Class R5                          $0.1430
           Class R6                          $0.1430

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             3,072
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               176
           Class C                               607
           Class Y                               470
           Class R5                               11
           Class R6                            1,188

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 10.63
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 10.62
           Class C                           $ 10.61
           Class Y                           $ 10.63
           Class R5                          $ 10.64
           Class R6                          $ 10.63

INVESCO BALANCED-RISK ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                               237,726
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                 1,750
          Class C                               162,014
          Class R                                 2,309
          Class Y                               295,818
          Class R5                               14,942
          Class R6                               38,359

74V.  1   Net asset value per share (to nearest cent)
          Class A                              $  12.36
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                              $  11.92
          Class C                              $  11.91
          Class R                              $  12.20
          Class Y                              $  12.51
          Class R5                             $  12.51
          Class R6                             $  12.53

INVESCO PACIFIC GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 1,136
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $     6
           Class C                           $    37
           Class R                           $     4
           Class Y                           $    57
           Class R5                          $     1

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.3457
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.1683
           Class C                           $0.1683
           Class R                           $0.2868
           Class Y                           $0.4049
           Class R5                          $0.4359

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             2,997
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                21
           Class C                               201
           Class R                                14
           Class Y                               118
           Class R5                                1

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 24.51
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 23.05
           Class C                           $ 23.09
           Class R                           $ 24.33
           Class Y                           $ 24.90
           Class R5                          $ 24.92

INVESCO EMERGING MARKET LOCAL                                  SUB-ITEM 77Q3
CURRENCY DEBT FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $   432
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                           $    15
           Class C                           $    90
           Class R                           $    23
           Class Y                           $   106
           Class R5                          $    10
           Class R6                          $ 1,668

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.3685
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                           $0.3021
           Class C                           $0.3024
           Class R                           $0.3461
           Class Y                           $0.3900
           Class R5                          $0.3900
           Class R6                          $0.3900

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             1,103
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                43
           Class C                               264
           Class R                                54
           Class Y                               343
           Class R5                               22
           Class R6                            4,671

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $  8.49
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $  8.48
           Class C                           $  8.49
           Class R                           $  8.48
           Class Y                           $  8.49
           Class R5                          $  8.48
           Class R6                          $  8.48

INVESCO BALANCED-RISK COMMODITY                                SUB-ITEM 77Q3
STRATEGY FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                5,890
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                   65
          Class C                                  461
          Class R                                   46
          Class Y                               32,976
          Class R5                              33,145
          Class R6                              16,114

74V.  1   Net asset value per share (to nearest cent)
          Class A                              $  8.04
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                              $  7.85
          Class C                              $  7.84
          Class R                              $  7.99
          Class Y                              $  8.13
          Class R5                             $  8.13
          Class R6                             $  8.13

INVESCO EMERGING MARKETS EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         42

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $   122
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                           $     9
           Class R                           $     5
           Class Y                           $     4
           Class R5                          $     4
           Class R6                          $    82

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.0602
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                           $0.0284
           Class R                           $0.0504
           Class Y                           $0.0722
           Class R5                          $0.0722
           Class R6                          $0.0722

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             1,846
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                               343
           Class R                               148
           Class Y                                65
           Class R5                               77
           Class R6                            1,113

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $  7.37
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $  7.31
           Class R                           $  7.35
           Class Y                           $  7.37
           Class R5                          $  7.37
           Class R6                          $  7.38

INVESCO PREMIUM INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 1,808
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                           $   639
           Class R                           $     4
           Class Y                           $   340
           Class R5                          $     1
           Class R6                          $ 4,761

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.5166
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                           $0.4397
           Class R                           $0.4910
           Class Y                           $0.5425
           Class R5                          $0.5425
           Class R6                          $0.5424

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             4,061
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                             1,434
           Class R                                14
           Class Y                               648
           Class R5                                1
           Class R6                            4,921

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 10.37
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $ 10.36
           Class R                           $ 10.36
           Class Y                           $ 10.37
           Class R5                          $ 10.37
           Class R6                          $ 10.37

INVESCO GLOBAL MARKET STRATEGY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         44

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  698
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                1,222
          Class R                                    2
          Class Y                                3,646
          Class R5                                   1
          Class R6                              11,145

74V.  1   Net asset value per share (to nearest cent)
          Class A                              $ 10.02
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                              $  9.94
          Class R                              $ 10.00
          Class Y                              $ 10.05
          Class R5                             $ 10.06
          Class R6                             $ 10.05

INVESCO ALL CAP MARKET NEUTRAL FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         45

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  910
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                   81
          Class R                                    4
          Class Y                                1,366
          Class R5                                  60
          Class R6                                  55

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $10.70
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.63
          Class R                               $10.68
          Class Y                               $10.72
          Class R5                              $10.72
          Class R6                              $10.72

INVESCO GLOBAL MARKET NEUTRAL FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         46

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  495
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                   12
          Class R                                    1
          Class Y                                  695
          Class R5                                  64
          Class R6                                  55

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $10.49
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.41
          Class R                               $10.46
          Class Y                               $10.52
          Class R5                              $10.51
          Class R6                              $10.51

INVESCO GLOBAL TARGETED RETURNS FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         47

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                1,294
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                   43
          Class R                                    1
          Class Y                                1,563
          Class R5                                 260
          Class R6                                 889

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $10.44
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.37
          Class R                               $10.42
          Class Y                               $10.46
          Class R5                              $10.46
          Class R6                              $10.46

INVESCO LONG/SHORT EQUITY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         48

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                1,527
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                  240
          Class R                                    2
          Class Y                                1,124
          Class R5                                  65
          Class R6                                  51

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $11.00
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.92
          Class R                               $10.98
          Class Y                               $11.02
          Class R5                              $11.02
          Class R6                              $11.02

INVESCO LOW VOLATILITY EMERGING                                SUB-ITEM 77Q3
MARKETS FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         49

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  165
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                    6
          Class R                                    1
          Class Y                                  137
          Class R5                                  46
          Class R6                                  15

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $10.32
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.26
          Class R                               $10.30
          Class Y                               $10.35
          Class R5                              $10.35
          Class R6                              $10.35

INVESCO MACRO INTERNATIONAL EQUITY                             SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         50

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  320
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                    2
          Class R                                    1
          Class Y                                  315
          Class R5                                  90
          Class R6                                  35

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $10.15
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.09
          Class R                               $10.13
          Class Y                               $10.17
          Class R5                              $10.18
          Class R6                              $10.17

INVESCO MACRO LONG/SHORT FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         51

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                  593
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                    7
          Class R                                    1
          Class Y                                  584
          Class R5                                 123
          Class R6                                  69

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $ 9.98
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $ 9.92
          Class R                               $ 9.96
          Class Y                               $10.00
          Class R5                              $10.01
          Class R6                              $10.00

INVESCO GLOBAL INFRASTRUCTURE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         52

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $    12
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                           $     1
           Class Y                           $    12

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                               234
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                17
           Class R                                 1
           Class Y                               214
           Class R5                                1
           Class R6                                4

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.0521
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                           $0.0315
           Class R                           $0.0452
           Class Y                           $0.0589
           Class R5                          $0.0590
           Class R6                          $0.0590

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 10.66
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $ 10.64
           Class R                           $ 10.66
           Class Y                           $ 10.67
           Class R5                          $ 10.67
           Class R6                          $ 10.67

INVESCO STRATEGIC INCOME FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         53

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $   221
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                           $     3
           Class Y                           $   226

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.1680
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                           $0.1361
           Class R                           $0.1575
           Class Y                           $0.1785
           Class R5                          $0.1785
           Class R6                          $0.1785

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             1,418
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                81
           Class R                                 1
           Class Y                             1,274
           Class R5                                1
           Class R6                                1

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 10.05
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                           $ 10.05
           Class R                           $ 10.05
           Class Y                           $ 10.05
           Class R5                          $ 10.05
           Class R6                          $ 10.05

INVESCO UNCONSTRAINED BOND FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         54

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                1,248
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                    1
          Class R                                    1
          Class Y                                1,251
          Class R5                                   1
          Class R6                                   1

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $10.04
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $10.04
          Class R                               $10.04
          Class Y                               $10.04
          Class R5                              $10.04
          Class R6                              $10.04

INVESCO MLP FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER :       811-05426
SERIES NO.:         55

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                 206
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                 184
          Class R                                   2
          Class Y                                 174
          Class R5                                  1
          Class R6                                  1

74V.  1   Net asset value per share (to nearest cent)
          Class A                               $9.35
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                               $9.34
          Class R                               $9.35
          Class Y                               $9.36
          Class R5                              $9.36
          Class R6                              $9.36